Other Income (Erxpense) - Schedule of Other Income (Expense) (Details)		12 Months Ended
		Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 HKD ($)	Dec. 31, 2022 HKD ($)
Other Income (Expense) [Abstract]
Government subsidies	[1]	$ 175,688	$ 22,618		$ 2,886,365
Exchange gain (loss) on foreign currency translation, net		73,322	9,439	(98,435)	153,981
Others		(77,838)	(10,023)	29,200	112,234
Total		$ (4,516)	$ (584)	$ (69,235)	$ 266,215

[1]	For the year ended December 31, 2024, the amount represented to the government subsidies provided by the Hong Kong Government, for eligible technological service and solution projects. The purpose of these initiatives is to motivate companies to improve business productivity and upgrade the business processes. There were no unfulfilled conditions nor other contingencies attached to the government subsidies.